SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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PROFESSIONALLY MANAGED PORTFOLIOS
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Proxy Materials

PLEASE CAST YOUR VOTE NOW!

BECKER VALUE EQUITY FUND

A Series of Professionally Managed Portfolios

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-800-551-3998

Dear Shareholder:

Please take a moment to read this letter about an important matter pertaining to your investment.  Becker Capital Management, Inc. (“Becker” or the “Adviser”) has served as the investment adviser to the Becker Value Equity Fund (the “Fund”), a series of Professionally Managed Portfolios (the “Trust”), since its inception.  Patrick E. Becker, Sr., Chairman of the Adviser retired as of December 31, 2012, and effective on January 18, 2013, Mr. Becker sold his ownership interest in the Adviser to existing shareholders of the firm as part of the ownership transition process.

Under current law, the sale of ownership from Mr. Becker to existing employees constitutes a change in control of Becker that triggered an automatic termination of the present investment advisory agreement between Becker and the Trust with respect to the Fund.  Since the purchase of these Shares, Becker has continued to serve as investment adviser to the Fund under interim arrangements.  The Fund is now seeking to finalize the arrangements.

I am writing to ask for your prompt vote for the approval of a new investment advisory agreement between the Trust, on behalf of the Fund, and Becker.  The new investment advisory agreement will replace the current interim agreement and will not result in any change in the Fund’s investment strategies or in the way the Fund is managed.  This package contains information about the proposal to approve the new investment advisory agreement.

The proposal has been carefully reviewed by the Trust’s Board of Trustees.  The Board of Trustees unanimously recommends that you vote FOR the proposal.  It is very important that we receive your vote before April 24, 2013.  I appreciate your participation and prompt response in this matter.

Sincerely,

Janeen McAninch CEO Becker Capital Management, Inc.

Voting is quick and easy.  Everything you need is enclosed.  To cast your vote:

•	PHONE: Call the toll-free number on your proxy card. Enter the control number on your proxy card and follow the instructions.

•	INTERNET: Visit the website indicated on your proxy card. Enter the control number on your proxy card and follow the instructions.

•	MAIL: Complete the proxy card(s) enclosed in this package. BE SURE TO SIGN EACH CARD before mailing it in the postage-paid envelope.

2

Important information to help you understand and vote on the proposal:

Please read the full text of the proxy statement.  Below is a brief overview of the proposal to be voted upon.  Your vote is important.

What is this document and why did you send it to me?

We are sending this document to you for your use in deciding whether to approve the new investment advisory agreement with Becker Capital Management, Inc. (“Becker” or the “Adviser”) to enable Becker to continue as the investment adviser for the Becker Value Equity Fund (the “Fund”), a series of Professionally Managed Portfolios (the “Trust”).  This document includes a Notice of Special Meeting of Shareholders, a Proxy Statement, and a Proxy Card.

At a meeting of the Trust’s Board of Trustees (the “Board”) held on February 28, 2013, the Board approved Becker as the investment adviser to the Fund under a new investment advisory agreement (the “New Investment Advisory Agreement”).

What am I being asked to vote on?

You are being asked to vote to approve the New Investment Advisory Agreement between Becker and the Trust on behalf of the Fund.

Effective on January 18, 2013, Patrick E. Becker, Sr. sold his entire 48.5% ownership share in the Adviser to existing shareholders of Becker.  The sale of ownership from Mr. Becker to existing employees (the “Transaction”) constitutes a change in control of the Adviser that triggered an automatic termination of the present investment advisory agreement between the Adviser and the Trust on behalf of the Fund.

Before the Transaction occurred, the Board approved an interim investment advisory agreement between the Trust and the Adviser at a Special Board Meeting held on January 17, 2013, so that Becker could continue managing the Fund after the Transaction.  Pursuant to Rule 15a-4 under the Investment Company Act of 1940 (the “1940 Act”), the interim investment advisory agreement (the “Interim Investment Advisory Agreement”) will allow the Fund 150 days to obtain shareholder approval of a permanent Investment Advisory Agreement.  The terms of the Interim Advisory Agreement are substantially identical to the terms of Becker’s old investment advisory agreement except for the commencement date of the agreement.  Additionally, under the Interim Advisory Agreement, management fees earned by Becker are held in an escrow account until shareholder approval for Becker as the new investment adviser is obtained.  The Board approved the New Investment Advisory Agreement with Becker on behalf of the Fund, to replace the Interim Agreement, on February 28, 2013, subject to shareholder approval.

Accordingly, the Fund needs shareholder approval to approve the New Investment Advisory Agreement in order to replace the existing Interim Agreement and to allow Becker to continue as the Fund’s investment adviser on a permanent basis.  If Fund shareholders do not approve a New Investment Advisory Agreement with Becker as the investment adviser for the Fund, the Board will have to consider other alternatives for the Fund.

How will my approval of the proposal affect the management and operation of the Fund?

The Fund’s investment strategies will not change as a result of the New Investment Advisory Agreement with Becker.  The same management team will continue to manage the Fund’s portfolio.

How will my approval of the proposal affect the expenses of the Fund?

The proposed approval of the New Investment Advisory Agreement with Becker will not result in an increase of the investment advisory fee paid by the Fund to Becker or in the Fund’s total expenses.

Q&A	1

What are the primary reasons for the selection of Becker as the investment adviser of the Fund?

The Board weighed a number of factors in reaching its decision to allow Becker to continue as the investment adviser for the Fund, including the history, reputation, qualifications and resources of Becker and the fact that Becker’s current portfolio managers would continue to provide the day-to-day management of the Fund.  The Board also considered that, as a result of the proposal, the Fund’s advisory fee would not increase and that all costs incurred by the Fund as a result of this change in control would be borne by Becker, not the Fund’s shareholders.  In addition, Becker has contractually agreed to waive its advisory fee and/or reimburse expenses of the Fund to the extent necessary to ensure that the Fund’s total annual operating expenses do not exceed the Fund’s current expense limitation.  The agreement by Becker to waive advisory fees and/or reimburse expenses of the Fund will continue under the New Investment Advisory Agreement until at least April 24, 2015.  Other expected benefits include providing continuity in the portfolio management of the Fund, including retaining the current personnel, maintaining the current relationships with third-party vendors, and avoiding the costs of finding a new investment adviser.

Are there any material differences between the prior investment advisory agreement and the Interim Investment Advisory Agreement or the proposed New Investment Advisory Agreement?

No.  There are no material differences between the prior investment advisory agreement, the Interim Investment Advisory Agreement and the proposed New Investment Advisory Agreement, other than their effective dates.

Has the Board approved the proposal?

Yes.  The Board has unanimously approved the proposal set forth herein, and recommends that shareholders also vote to approve the proposal.

Who is AST Fund Solutions, Inc.?

AST Fund Solutions, Inc. is a third-party proxy vendor that the Fund has engaged to contact shareholders and record proxy votes.  In order to hold a shareholder meeting, a quorum must be reached.  If a quorum is not attained, the meeting must adjourn to a future date.  Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

Who is paying for this proxy mailing and for the other expenses and solicitation costs associated with this shareholder meeting?

The expenses incurred in connection with preparing the proxy statement and its enclosures and all related legal and solicitation expenses will be paid by Becker.

Who is eligible to vote?

Shareholders of record of the Fund as of the close of business on February 22, 2013 (the “Record Date”) are entitled to be present and to vote at the special meeting of shareholders (the “Special Meeting”) or any adjournment thereof.  Shareholders of record of the Fund at the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on the proposal presented at the Special Meeting.

How is a quorum for the Special Meeting established?

The presence of 40% of the outstanding shares entitled to vote of the Fund constitutes a quorum for the Special Meeting.  Proxies returned for shares that represent broker non-votes, and shares whose proxies reflect an abstention on any item, are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.  However, since such shares are not voted in favor of the proposal, they have the effect of counting as a vote AGAINST the proposal.  If a quorum is not present for the Fund at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the proposal are not received on behalf of the Fund, or if other matters arise requiring shareholder attention, persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to the Fund.

Q&A	2

What vote is required to approve the proposal?

Approval of the new investment advisory agreement with Becker requires the vote of the “majority of the outstanding voting securities” of the Fund.  Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of:  (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

How do I vote my shares?

Although you may attend the Special Meeting and vote in person, you do not have to.  You can vote your shares by completing and signing the enclosed proxy card and mailing it in the enclosed postage-paid envelope.  You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card and following the recorded instructions.

In addition, you may vote through the Internet by visiting the Internet address printed on your proxy card and following the on-line instructions.  If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call AST Fund Solutions at 1-800-591-8252.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

If you simply sign and date the proxy card but do not indicate a specific vote, your shares will be voted FOR the proposal and to grant discretionary authority to the persons named in the card as to any other matters that properly come before the Special Meeting.  Abstentions will be treated as votes AGAINST the proposal.

Shareholders who execute proxies may revoke them at any time before they are voted by (1) filing with the Fund a written notice of revocation, (2) timely voting a proxy bearing a later date or (3) by attending the Special Meeting and voting in person.

Please complete, sign and return the enclosed proxy card in the enclosed envelope.  You may vote your proxy by Internet or telephone in accordance with the instructions set forth on the enclosed proxy card.  No postage is required if mailed in the United States.

Q&A	3

BECKER VALUE EQUITY FUND

A Series of Professionally Managed Portfolios

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-800-551-3998

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A special meeting of shareholders (the “Special Meeting”) of the Becker Value Equity Fund (the “Fund”), a series of Professional Managed Portfolios (the “Trust”), will be held at the offices of the Fund’s administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Avenue, Milwaukee, Wisconsin 53202, on Wednesday, April 24, 2013, at 11:00 a.m., Central time.

The purpose of the Special Meeting is to consider and act upon the following proposal and to transact such other business as may properly come before the Special Meeting or any adjournments thereof:

1.	to approve an Investment Advisory Agreement between Becker Capital Management, Inc. and the Trust on behalf of the Fund.

2.	to transact such other business as may properly come before the Special Meeting or any adjournments thereof.

The Trust’s Board of Trustees has fixed the close of business on February 22, 2013 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.

By order of the Board of Trustees,

___________________________
Elaine E. Richards, Secretary

March 1, 2013

Your vote is important – please vote your shares promptly.

Shareholders are invited to attend the Special Meeting in person.  Any shareholder who does not expect to attend the Special Meeting is urged to vote using the touch-tone telephone or Internet voting instructions found on the enclosed proxy card or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States.  In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS OF THE

BECKER VALUE EQUITY FUND

A Series of Professionally Managed Portfolios

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-800-551-3998

TO BE HELD ON APRIL 24, 2013

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees (the “Board”) of Professionally Managed Portfolios (the “Trust) and its series, Becker Value Equity Fund (the “Fund”), and at any adjournments thereof (the “Special Meeting”), to be held on Wednesday, April 24, 2013 at 11:00 a.m., Central time, at the offices of the Fund’s administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Avenue, Milwaukee, Wisconsin 53202.

Shareholders of record at the close of business on the record date, established as February 22, 2013 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting.  This Proxy Statement is expected to be mailed to shareholders on or about March 6, 2013.  The Special Meeting is being held to vote on the following proposal and to transact such other business as may properly come before the Special Meeting or any adjournments thereof:

PROPOSAL.	To Approve an Investment Advisory Agreement Between Becker Capital Management, Inc. and the Trust on behalf of the Fund.

Shareholders of the Fund are being asked to approve a new investment advisory agreement between Becker Capital Management, Inc. (“Becker” or the “Adviser”) and the Trust on behalf of the Fund.

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held on April 24, 2013:

The Notice of Special Meeting and Proxy Statement are available at www.proxyonline.com/docs/becker2013.pdf.  To obtain directions to attend the Special Meeting, please call 1-800-551-3998.  For a free copy of the Fund’s latest annual and/or semi-annual report, call 1-800-551-3998 or visit the Fund’s website at www.beckervaluefunds.com or write to the Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

Background

Becker has served as the investment adviser to the Fund since its inception.  Patrick E. Becker, Sr., Chairman of the Adviser retired as of December 31, 2012, and effective on January 18, 2013, Mr. Becker sold his ownership interest in the Adviser to existing shareholders of the firm as part of the ownership transition process (the “Transaction”).

Under the Investment Company Act of 1940, as amended (the “1940 Act”), an investment advisory agreement automatically terminates when an investment adviser undergoes a change in control.  This change of ownership resulting from the Transaction therefore constitutes a change in control of Becker.  With the change in control of Becker and the resulting termination of Becker’s present investment advisory agreement with the Trust on behalf of the Fund, the Board was required to take action to approve the necessary arrangements for the continued management of the Fund by the same portfolio management team.

Proxy Statement	1

The Board, including a majority of Trustees who are not “interested persons,” (the “Independent Trustees”) as that term is defined under the 1940 Act approved an interim investment advisory agreement between the Trust and the Adviser at a Special Meeting on January 17, 2013, so that Becker could continue managing the Fund after the Transaction.  Pursuant to Rule 15a-4 under the 1940 Act, the Interim Investment Advisory Agreement (“Interim Advisory Agreement”) will allow the Fund 150 days to obtain shareholder approval of a permanent agreement.  The terms of the Interim Advisory Agreement are substantially identical to the terms of Becker’s recently terminated investment advisory agreement except for the commencement date of the agreement.  Additionally, under the Interim Advisory Agreement, management fees earned by Becker are held in an escrow account until shareholders approve the new advisory agreement with Becker as the new investment adviser is obtained.

At a meeting of the Board held on February 28, 2013, the Board voted unanimously to approve the proposed new investment advisory agreement (the “New Investment Advisory Agreement”) between Becker and the Trust on behalf of the Fund, retaining Becker as investment adviser for the Fund.  The Board also voted unanimously to recommend that shareholders approve the New Investment Advisory Agreement.  The terms of the New Investment Advisory Agreement are substantially identical to the terms of Becker’s recently terminated investment advisory agreement except for the commencement date of the agreement.

Accordingly, the Fund needs shareholder approval to allow Becker to continue to act as its investment adviser on a permanent basis.  If the Fund’s shareholders do not approve Becker as the investment adviser for the Fund, then the Board will have to consider other alternatives for the Fund upon the expiration of the Interim Advisory Agreement.

Legal Requirements in Approving the Interim and New Investment Advisory Agreement

To avoid disruption of the Fund’s investment management and after considering the potential benefits to shareholders of retaining Becker as the Fund’s investment adviser, as discussed more fully below, the Board approved the Interim Investment Advisory Agreement.  In doing so, the Board has determined that it was prudent to act pursuant to the requirements of Rule 15a-4 under the 1940 Act.  Under Rule 15a-4, an adviser can serve pursuant to an interim advisory agreement for up to 150 days while a Fund seeks shareholder approval of a new investment advisory agreement.  Rule 15a-4 imposes the following conditions, all of which were met in the case of the Interim Investment Advisory Agreement:

(1)	the compensation under the interim contract may be no greater than under the previous contract;

(2)	the Fund’s Board of Trustees, including a majority of the independent trustees, has voted in person to approve the interim contract before the previous contract is terminated;

(3)
the Fund’s Board of Trustees, including a majority of the independent trustees, determines that the scope and quality of services to be provided to the Fund under the interim contract will be at least equivalent to the scope and quality of services provided under the previous contract;

Proxy Statement	2

(4)
the interim contract provides that the Fund’s Board of Trustees or a majority of the Fund’s outstanding voting securities may terminate the interim contract at any time, without the payment of any penalty, on not more than 10 calendar days’ written notice to the adviser;

(5)
the interim contract contains the same provisions as the previous contract with the exception of effective and termination dates, provisions required by Rule 15a-4 and other differences determined to be immaterial by the Fund’s Board;

(6)
the interim contract provides in accordance with the specific provisions of Rule 15a-4 for the establishment of an escrow account for fees received under the interim contract pending approval of a new contract by shareholders; and

(7)	the Board of Trustees satisfies certain fund governance standards under Rule 0-1(a)(7) of the 1940 Act.

The Interim Investment Advisory Agreement currently in effect will terminate upon the sooner to occur of (1) June 20, 2013, or (2) the approval by the Fund’s shareholders of the proposed New Investment Advisory Agreement.  Under the Interim Investment Advisory Agreement, the advisory fees earned by Becker during this interim period will be held in an interest-bearing escrow account at U.S. Bank, N.A.  Fees that are paid to the escrow account, including interest earned, will be paid to Becker if the Fund shareholders approve the New Investment Advisory Agreement within 150 days of the date of the Interim Investment Advisory Agreement.  If shareholders of the Fund do not approve the New Investment Advisory Agreement within 150 days of the date of the Interim Advisory Agreement, then Becker will be paid, out of the escrow account, the lesser of: (1) any costs incurred in performing the Interim Investment Advisory Agreement, plus interest earned on the amount while in escrow; or (2) the total amount in the escrow account, plus interest.

The form of the New Investment Advisory Agreement is attached hereto as Exhibit A.  The terms of the New Investment Advisory Agreement are identical to the terms of the prior investment advisory agreement dated August 23, 2012 (the “Prior Investment Advisory Agreement”) with respect to services to be provided by Becker compared to those it previously provided.  The Prior Investment Advisory Agreement was last submitted to the shareholders of the Fund for approval on August 23, 2012, and was effective upon the Fund’s commencement of operations as a series of the Trust.

The New Investment Advisory Agreement and the Prior Investment Advisory Agreement have identical fee structures.  There are no material differences between the two agreements, other than their effective dates.  The material terms of the New Investment Advisory Agreement and the Prior Investment Advisory Agreement are compared below in the “Summary of the New Investment Advisory Agreement and Prior Investment Advisory Agreement” section.

The New Advisory Agreement will take effect upon shareholder approval.  If shareholders do not approve the New Advisory Agreement with respect to the Fund, then Becker will not be permitted to serve as such Fund’s investment adviser after the expiration of the Interim Advisory Agreement, and the Board will have to consider other alternatives for the Fund.

Compensation Paid to Becker

Under the Prior Investment Advisory Agreement, Becker is entitled to receive a monthly advisory fee computed at an annual rate of 0.55% of the Fund’s average daily net assets in return for the services provided by Becker as investment adviser to the Fund.  The fee structure under the New Investment Advisory Agreement and the Interim Investment Advisory Agreement with Becker will be identical to the fee structure under the Prior Investment Advisory Agreement.  (As described above, under the Interim Investment Advisory Agreement, the fees to be paid to Becker will be paid to an escrow account.)  For the fiscal year ended October 31, 2012, the Fund paid Becker investment advisory fees in the amounts shown below.

Proxy Statement	3

In connection with the Prior Investment Advisory Agreement, Becker contractually agreed to an operating expense limitation that limited the Fund’s total annual operating expenses to 0.94% and 0.69% of the Retail Class and Institutional Class Shares, respectively, of the Fund’s average annual net assets.  Additionally, in the event the Fund’s operating expenses, as accrued each month, exceeded the Fund’s annual expense limitation, Becker agreed to pay to the Fund, on a monthly basis, the excess expenses within 30 days of notification that such payment was due.  This expense limitation will continue in effect under the New Investment Advisory Agreement with Becker until at least April 24, 2015.

Management Fees Paid to Becker for the Fiscal Year Ended October 31, 2012

Fiscal Year Ended	Advisory Fees Accrued	Fee Waiver and Expense Reimbursement	Net Advisory Fees Paid
October 31, 2012	$737,364	($213,646)	$523,718

Information about Becker Capital Management, Inc.

Becker is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended.  Becker’s principal office is located at 1211 SW Fifth Avenue, Suite 2185, Portland, OR 97204.  As of December 31, 2012, Becker managed approximately $2.4 billion of investment assets.

The following table sets forth the name, position and principal occupation of each current member and principal officer of Becker, each of whom is located at Becker’s principal office location.

Name	Position/Principal Occupation
Janeen S. McAninch	CEO and Director
Patrick E. Becker, Jr.	Portfolio Manager/Analyst, President and Director
Blake R. Howells	Portfolio Manager/Analyst, Director of Research and Director
John M. Becker	Systems Administrator, Secretary and Director
Gerald N. Brown	Head Equity Trader, Treasurer and Director
Stephanie L. Moyer	Chief Compliance Officer

The following table sets forth the name of each person who owns of record, or beneficially, 10% of more of the outstanding voting securities of Becker as of January 31, 2013, each of whom is located at Becker’s principal office location.

Name	% of Voting Securities Held
Patrick E. Becker, Jr.	25.17%
Blake R. Howells	24.17%
John M. Becker	23.17%
Janeen S. McAninch	12.33%

Proxy Statement	4

Summary of the New Investment Advisory Agreement and the Prior Investment Advisory Agreement

A copy of the proposed New Investment Advisory Agreement is attached hereto as Exhibit A.  The following description is only a summary.  You should refer to Exhibit A for the New Investment Advisory Agreement, and the description set forth in this Proxy Statement of the New Investment Advisory Agreement is qualified in its entirety by reference to Exhibit A.  The investment advisory services to be provided by Becker under the New Investment Advisory Agreement and the fee structure are identical to the services currently provided by Becker and the fee structure under the Prior Investment Advisory Agreement.

Advisory Services.  Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement state that, subject to the supervision and direction of the Board, Becker will provide for the overall management of the Fund including: (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Board; (iii) vote proxies for the Fund, file ownership reports under Section 13 of the Securities Exchange Act of 1934 for the Fund, and take other actions on behalf of the Fund; (iv) maintain the books and records required to be maintained by the Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Fund; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund’s assets which the Fund’s administrator or distributor or the officers of the Trust may reasonably request; and (vi) render to the Board such periodic and special reports with respect to the Fund’s investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board.

Brokerage.  Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement provide that Becker shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection and for negotiation of brokerage commission rates, provided that Becker shall not direct orders to an affiliated person of Becker without general prior authorization to use such affiliated broker or dealer from the Board.  Becker’s primary consideration in effecting a securities transaction will be execution at the most favorable price.  In selecting a broker-dealer to execute each particular transaction, Becker may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis.  The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Payment of Expenses.  Under both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement, Becker is responsible for providing the personnel, office space and equipment reasonably necessary for the operation of the Fund, the expenses of printing and distributing copies of the Fund’s prospectus, SAI, and sales and advertising materials to prospective investors, the costs of any special Board meetings or shareholder meetings convened for the primary benefit of Becker, and any costs of liquidating or reorganizing the Fund.

The Fund is responsible for all of its own expenses, except for those specifically assigned to Becker under the investment advisory agreement, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all fees and expenses related to Fund custody, shareholder services and Fund accounting; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books; insurance premiums on property or personnel of the Fund which inure to its benefit; the cost of preparing and printing regulatory documents and other communications for distribution to existing shareholders; legal, auditing and accounting fees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale; all expenses of maintaining and servicing shareholder accounts, and all other charges and costs of its operation plus any extraordinary and non-recurring expenses.

Proxy Statement	5

Management Fees.  Both the New Investment Advisory Agreement and Prior Investment Advisory Agreement contain an identical fee structure based on the Fund’s average daily net assets.

Duration and Termination.  The Prior Investment Advisory Agreement provided that the agreement would become effective at the time the Fund commenced operations.  The New Investment Advisory Agreement provides that the agreement will become effective at the time the Fund receives an affirmative vote of a majority of the outstanding voting securities of the Fund.  Both the Prior Investment Advisory Agreement and the New Investment Advisory Agreement provide that the agreements will continue in effect for a period of two years, unless sooner terminated, and that they shall continue in effect for successive annual periods, with such continuation to be approved at least annually by the Board or by the vote of a majority of the outstanding securities of the Fund.  Both the Prior Investment Advisory Agreement and the New Investment Advisory Agreement may be terminated at any time, on 60 days’ prior written notice, by the Fund (by vote of the Board or by the vote of a majority of the outstanding voting securities of the Fund) without the payment of a penalty, or by Becker at any time, without the payment of a penalty, upon 60 days’ prior written notice.

Limitation on Liability and Indemnification.  Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement provide that, in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the duties imposed on Becker by the agreement.  Becker will not be subject to liability to the Trust or the Fund for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses sustained in the purchase, holding or sale of any security of the Fund.

Board Recommendation of Approval

In reaching its decision to recommend the approval of the New Investment Advisory Agreement, the Board, including each of the Independent Trustees, met in person at a meeting held on February 28, 2013, during which the Board reviewed materials related to Becker.  In the course of their review, the Trustees considered their fiduciary responsibilities with regard to all factors deemed to be relevant to the Fund.  The Board also considered other matters, including, but not limited to the following: (1) the quality of services provided to the Fund in the past by Becker since the Fund’s inception; (2) the performance of the Fund while managed by Becker; (3) the fact that there are no material differences between the terms of the New Investment Advisory Agreement and the terms of the Prior Investment Advisory Agreement; (4) the fact that Becker is continuing to manage the Fund with the same portfolio managers; (5) the fact that the fee structure under the New Investment Advisory Agreement will be identical to the fee structure under the Prior Investment Advisory Agreement and that Becker has agreed to maintain the Fund’s current expense limitation agreement; and (6) other factors deemed relevant.

The Board also evaluated the New Investment Advisory Agreement in light of information they had requested and received from Becker prior to the February 28, 2013 meeting.  The Board reviewed these materials with the management of Becker.  Below is a summary of the material factors considered by the Board in its deliberations as to whether to approve the New Investment Advisory Agreement, and the Board’s conclusions.  In their deliberations, the Trustees did not rank the importance of any particular piece of information or factor considered, but considered these matters in their totality.

Nature, Extent and Quality of Services Provided to the Fund. The Trustees considered the nature, extent and quality of services provided by Becker to the Fund and the amount of time devoted to the Fund’s affairs by Becker’s staff.  The Trustees considered Becker’s specific responsibilities in all aspects of day-to-day management of the Fund, including the investment strategies implemented by Becker, as well as the qualifications, experience and responsibilities of Patrick E. Becker, Jr., Steve Laveson, Michael A. McGarr, CFA, Robert Schaeffer, and Marian Kessler, the Fund’s portfolio managers, and other key personnel at Becker involved in the day-to-day activities of the Fund.  The Trustees reviewed information provided by Becker in a due diligence summary, including the structure of Becker’s compliance program, and a summary detailing the key features of the compliance policies and procedures, and Becker’s marketing activity and goals and its continuing commitment to the growth of Fund assets.  The Trustees noted that during the course of the prior year they had met with representatives of Becker in person to discuss the Fund’s performance and outlook, along with the marketing and compliance efforts made by Becker.  The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of Becker.  The Trustees discussed in detail Becker’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Board on the effectiveness of Becker’s compliance program.  The Trustees concluded that Becker had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the New Investment Advisory Agreement and that the nature, overall quality and extent of the management services provided to the Fund, as well as Becker’s compliance policies and procedures, were satisfactory and reliable.

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Investment Performance of Becker and the Fund.  The Trustees discussed the Fund’s recent performance and the overall performance by Becker since the inception of the Fund on November 3, 2003.  In assessing the quality of the portfolio management services delivered by Becker, the Trustees also compared the short-term and long-term performance of the Fund on both an absolute basis and in comparison to a benchmark index, the Russell 1000 Value Index.  The Trustees also reviewed information on the historical performance of other accounts managed by Becker that were similar to the Fund in terms of investment strategy, as well as other separately-managed accounts of Becker with different investment strategies.  The Trustees noted that the Fund’s performance was generally in line with its benchmark index.  The Trustees also noted that the Fund’s recent performance was generally in line with the composite performance of the other accounts managed by Becker that were similar to the Fund in terms of investment strategy (i.e., Becker’s large cap value strategy).  After considering all of the information, the Trustees concluded that the performance obtained by Becker for the Fund was satisfactory under current market conditions.

Section 15(f) of the 1940 Act.  In considering whether the arrangements between Becker and the Fund comply with the conditions of Section 15(f) of the 1940 Act, the Trustees reviewed the conditions of the Section 15(f).  Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met.  First, for a period of three years after closing of the transaction, at least 75% of the board members of the Trust cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser.  Second, an “unfair burden” must not be imposed upon the Fund as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto.

The Trustees considered that, consistent with the first condition of Section 15(f), neither Becker nor the Board was aware of any plans to reconstitute the Board following the change in investment adviser.  Thus, at least 75% of the Trustees would not be “interested persons” of Becker for a period of three years after the change in investment adviser.  With respect to the second condition of Section 15(f), Becker has undertaken to maintain the Fund’s current expense cap for the required 2-year period.

Costs of Service and Profits Realized by Becker.  The Trustees considered the cost of services and the structure of Becker’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selections.  The Trustees considered data relating to the cost structure of the Fund relative to a peer group of value funds, as compiled by Morningstar, Inc., and Becker’s separately-managed accounts, as well as the fee waivers and expense reimbursements by Becker.

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The Trustees also considered the overall profitability of Becker, reviewing Becker’s financial information and noting that Becker had subsidized the Fund’s operations since the Fund’s inception and had not yet recouped those subsidies.  The Trustees also examined the level of profits that could be expected to accrue to Becker from the fees payable under the New Investment Advisory Agreement and the expense subsidization undertaken by Becker, as well as the Fund’s brokerage practices and use of soft dollars by Becker.  These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the February 28, 2013 meeting at which the New Investment Advisory Agreement was formally considered.

The Trustees noted that the Fund’s contractual management fee of 0.55% was _____ in comparison with the peer group median.  The Trustees also noted that the Fund’s total expenses (net of fee waivers and expense reimbursements) of 0.94% for the Retail Class shares and 0.69% for the Institutional Class shares were within the range of total expense ratios of the Fund’s peer group.  The Trustees also compared the fees paid by the Fund to the fees paid by Becker’s separately-managed accounts.

The Trustees concluded that the Fund’s expenses and advisory fees payable to Becker were fair and reasonable in light of the comparative performance and expense management fee information.  The Trustees further concluded that Becker’s profit from sponsoring the Fund had not been, and currently was not, excessive and that Becker had maintained adequate profit levels to support the services to the Fund.

Extent of Economies of Scale as the Fund Grows.  The Trustees compared the Fund’s expenses relative to its peer group and discussed realized and potential economies of scale.  The Trustees also reviewed the structures of the Fund’s advisory fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how whose economies of scale were being or would be shared with shareholders).  The Trustees reviewed all fee waivers and expense reimbursements by Becker with respect to the Fund.  The Trustees noted that the Fund’s advisory fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, but that Becker was open to consider breakpoints in its fee structure when the asset level of the Fund increases.  The Trustees concluded that Becker’s advisory fee structure and any applicable expense waivers were reasonable and reflect a sharing of economies of scale between Becker and the Fund at the Fund’s current asset level.

Benefits Derived from the Relationship with the Fund.  The Trustees considered the direct and indirect benefits that could be realized by Becker from its association with the Fund, including Becker’s summary of “fall-out” benefits.  The Trustees examined the brokerage practices of Becker with respect to the Fund.  The Trustees concluded that the benefits Becker may receive, such as continuity in the portfolio management of the Fund, including retaining the current personnel, maintaining the current relationships with third-party vendors, and avoiding the costs of finding a new investment adviser appear to be reasonable, and in many cases may benefit the Fund through growth in assets.

No single factor was determinative in the Board’s decision to approve the New Investment Advisory Agreement for the Fund, but rather the Board based its determination on the total mix of information available to the Trustees.  Based on a consideration of all the factors in their totality, the Board determined that the New Investment Advisory Agreement with Becker, including the advisory fees, was fair and reasonable.  The Board therefore determined that the approval of the New Investment Advisory Agreement would be in the best interest of the Fund and its shareholders.

Proxy Statement	8

Vote Required

Approval of the proposal to approve the New Investment Advisory Agreement in order to re-engage Becker as the investment adviser for the Fund requires the vote of the “majority of the outstanding voting securities” of the Fund.  Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

Based on all of the foregoing, the Trustees recommend that shareholders of the Fund vote FOR the approval of the New Investment Advisory Agreement.

OTHER BUSINESS

The Board knows of no other business to be brought before the Special Meeting.  However, if any other matters properly come before the Special Meeting, proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Fund does not hold annual shareholder meetings.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposals to the Secretary of the Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting.  Timely submission of a proposal does not, however, necessarily mean the proposal will be included.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Banks, broker-dealers, voting trustees and their nominees should advise the Fund, in care of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement they wish to receive in order to supply copies to the beneficial owners of the respective shares.

ADDITIONAL INFORMATION

Any Purchases or Sales of Securities of Becker

Since the beginning of the most recently completed fiscal year, no Trustee has made any purchases or sales of securities of Becker or any of its affiliated companies.

Voting Securities, Principal Shareholders and Management Ownership

Shareholders of the Fund at the close of business on the Record Date, will be entitled to be present and vote at the Special Meeting.  As of that date, each class of the Fund’s shares had the following outstanding:

Investor Shares	Institutional Shares

Proxy Statement	9

Management Ownership.  As of the Record Date, to the best of the knowledge of the Trust, no trustee of the Trust beneficially owned 1% or more of the outstanding shares of the Fund, and the Trustees and the officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Fund.  The Board is aware of no arrangements, the operation of which at a subsequent date may result in a change in control of the Fund.  As of the Record Date, the Independent Trustees, and their respective immediate family members, did not own any securities beneficially or of record in the Adviser, U.S. Bancorp, the parent company of the distributor, or any of their respective affiliates.

Control Persons and Principal Shareholders.  A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control.  As of the Record Date, the following shareholder is known by the Fund to be a control person or principal shareholder of the Fund:

Retail Class:
Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104%		Record
National Financial Services, LLC 200 Liberty St. One World Financial Center New York, NY 10281%		Record
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103%		Record

Institutional Class:
Name and Address	% Ownership	Type of Ownership
Commercial Properties P.O. Box 1012 Salem, OR 97308%		Record
Wells Fargo Bank, N.A. North Jefferson Ave. St. Louis, MO 63103%		Record
ICMA Retirement Corporation 777 North Capital Street NE Washington, DC 20002%		Record

Portfolio Transactions

The Fund does not allocate portfolio brokerage on the basis of the sales of Fund shares.  Brokerage firms whose customers purchase shares of the Fund may participate in brokerage commissions, but only pursuant to the Fund’s “Policy with Respect to Allocation of Brokerage to Compensate for Distribution of Fund Shares.”  The Fund does not execute portfolio transactions through affiliated brokers.

Solicitation of Proxies and Voting

This solicitation is being made primarily by the mailing of this Proxy Statement, along with a notice of the Special Meeting and proxy card, on or about March 6, 2013.  Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or personal interview by representatives of the Fund.  In addition, AST Fund Solutions, Inc. may be paid on a per-call basis to solicit shareholders by telephone on behalf of the Fund.  The Fund may also arrange to have votes recorded by telephone.

Proxy Statement	10

Voting instructions may be revoked at any time prior to the final vote at the Special Meeting by: (1) written instruction addressed to Elaine E. Richards, Secretary, Professionally Managed Portfolios, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701; (2) attendance at the Special Meeting and voting in person; or (3) by proper execution and return of a new proxy card (if received in time to be voted).  Mere attendance at the Special Meeting will not revoke voting instructions.

If the Fund records votes by telephone or through the Internet, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.  Proxies voted by telephone or through the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

The Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners.  If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, these shares will be considered “broker non-votes.”  Broker non-votes will be counted as present for purposes of determining quorum, but will not count towards the number of votes in favor of the approval of the New Investment Advisory Agreement, which means they will have the effect of a vote against the proposal.  With respect to any other business that may properly come before the Special Meeting, the effect of broker non-votes will be dependent upon the vote that is required to approve such proposal.

All proxies solicited by the Board that are properly executed and received by the Fund’s Secretary prior to the Special Meeting, and are not revoked, will be voted at the Special Meeting.  Shares represented by such proxies will be voted in accordance with the instructions on the proxies.  If no instruction is made on a properly executed proxy, it will be voted FOR the proposal.  All shares that are voted and all votes to ABSTAIN will be counted towards establishing a quorum, but abstentions will not count toward the number of votes in favor of approval of the New Investment Advisory Agreement, which means they will have the effect of a vote against the proposal.

With respect to shares held in individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders in accordance with such instructions.  If IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them in the same proportion as other IRA shareholders have voted.

A quorum is 40% of outstanding shares entitled to vote in person or by proxy at the Special Meeting.  If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those shares present at the Special Meeting or represented by proxy.  When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to the proposal, unless directed to vote AGAINST the proposed adjournment.

Shareholders of record of the Fund at the close of business on February 22, 2013 will be entitled to vote at the Special Meeting  Other than any principal shareholders disclosed above, to the knowledge of the Fund no other shareholder owned of record or beneficially more than 5% of the outstanding shares of the Fund as of February 22, 2013.  Each whole share you hold as of the close of business on the Record Date is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote.

The Fund expects that the solicitation will be primarily by mail, but also may include telephone solicitations.  If the Fund does not receive your proxy by a certain time, you may receive a telephone call from AST Fund Solutions, Inc., Trust officers, employees or agents asking you to vote.  The Fund does not reimburse officers of the Trust, or regular employees and agents involved in the solicitation of proxies.

Proxy Statement	11

The expenses in connection with preparing this Proxy Statement and its enclosures and all related legal expenses and all solicitations will be paid by Becker.

Service Providers

The Fund’s investment adviser is Becker Capital Management, Inc., located at 1211 SW Fifth Avenue, Suite 2185 Portland, Oregon  97204.  The Fund’s administrator, fund accountant, and transfer agent is U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202.  U.S. Bank, N.A., 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the Fund’s Custodian.  Quasar Distributors, LLC located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund’s principal underwriter.

Principal Executive Officers and Trustees of the Trust

The following table provides the name, address and principal occupation of the principal executive officers and trustees of the Trust.  The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds.  The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series.  The current Trustees and officers of the Trust, their dates of birth, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

Name, Address And Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held During Past Five Years
Independent Trustees of the Trust(1)
Dorothy A. Berry (born 1943) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Chairman and Trustee	Indefinite Term Since May 1991.	Formerly President, Talon Industries, Inc. (business consulting); formerly, Executive Vice President and Chief Operating Officer, Integrated Asset Management (investment adviser and manager) and formerly, President, Value Line, Inc. (investment advisory and financial publishing firm).	1	Director, PNC Funds, Inc.

Proxy Statement	12

Name, Address And Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held During Past Five Years
Wallace L. Cook (born 1939) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term Since May 1991.	Investment Consultant; formerly, Chief Executive Officer, Rockefeller Trust Co., (prior thereto Senior Vice President), and Managing Director, Rockefeller & Co. (Investment Manager and Financial Advisor); formerly, Senior Vice President, Norton Simon, Inc.	1	The Dana Foundation; The University of Virginia Law School Foundation.
Carl A. Froebel (born 1938) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term Since May 1991.	Formerly, President and Founder, National Investor Data Services, Inc. (investment related computer software).	1	None.
Steven J. Paggioli (born 1950) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term Since May 1991.	Consultant, since July 2001; formerly, Executive Vice President, Investment Company Administration, LLC (mutual fund administrator).	1	Independent Trustee, The Managers Funds, Managers AMG Funds, Aston Funds; Advisory Board Member, Sustainable Growth Advisers, LP; Independent Director, Chase Investment Counsel.
Interested Trustee and Officers of the Trust
Eric W. Falkeis(3) (born 1973) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan St. Milwaukee, WI 53202	President Trustee	Indefinite Term; Since January 2011. Indefinite Term; Since September 2011.	Senior Vice President and Chief Financial Officer (and other positions), U.S. Bancorp Fund Services, LLC since 1997.	1	None.
Patrick J. Rudnick (born 1973) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan St. Milwaukee, WI 53202	Treasurer	Indefinite Term; Since November 2009.	Vice President, U.S. Bancorp Fund Services, LLC, since 2006; formerly, Manager, PricewaterhouseCoopers LLP (1999-2006).	Not Applicable.	Not Applicable.

Proxy Statement	13

Name, Address And Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held During Past Five Years
Elaine E. Richards (born 1968) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Secretary	Indefinite Term; Since February 2008.	Vice President and Legal Compliance Officer, U.S. Bancorp Fund Services, LLC, since July 2007.	Not Applicable	Not Applicable
Donna Barrette (born 1966) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan St. Milwaukee, WI 53202	Chief Compliance Officer Anti-Money Laundering Officer Vice President	Indefinite Term: Since July 2011. Indefinite Term: Since July 2011. Indefinite Term: Since July 2011.	Senior Vice President and Compliance Officer, U.S. Bancorp Fund Services, LLC since August 2004.	Not Applicable.	Not Applicable.
(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisors.  The term “Fund Complex” applies to the Fund.  The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services, nor does it share the same investment adviser with any other series.

(3)
Mr. Falkeis is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Falkeis is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address.  However, each shareholder will receive separate proxy cards.  If you would like to receive a separate copy of the Proxy Statement, please call 1-800-551-3998 or write to the Fund c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call the toll-free number or write to the address above.

Proxy Statement	14

Exhibit A

PROFESSIONALLY MANAGED PORTFOLIOS

INVESTMENT ADVISORY AGREEMENT

With

Becker Capital Management, Inc.

THIS INVESTMENT ADVISORY AGREEMENT is made as of the ___ of ______, 2013, by and between Professionally Managed Portfolios, a Massachusetts business trust (the “Trust”), on behalf of the  series listed on Schedule A, which may be amended from time to time (each a “Fund”), and Becker Capital Management, Inc. (the “Advisor”).

WITNESSETH:

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940 (the “Investment Company Act”); and

WHEREAS, each Fund listed on Schedule A is a series of the Trust having separate assets and liabilities; and

WHEREAS, the Advisor is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Trust desires to retain the Advisor to render advice and services to the Fund pursuant to the terms and provisions of this Agreement, and the Advisor desires to furnish said advice and services;

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1. APPOINTMENT OF ADVISOR. The Trust hereby employs the Advisor and the Advisor hereby accepts such employment, to render investment advice and related services with respect to the assets of the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees (the “Board of Trustees”).

2. DUTIES OF ADVISOR.

(a) GENERAL DUTIES. The Advisor shall act as investment adviser to the Fund and shall supervise investments of the Fund on behalf of the Fund in accordance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund’s and Trust’s governing documents, including, without limitation, the Trust’s Agreement and Declaration of Trust and By-Laws; the Fund’s prospectus, statement of additional information and undertakings; and such other limitations, policies and procedures as the Trustees may impose from time to time and provide in writing to the Advisor (collectively, the “Investment Policies”).  In providing such services, the Advisor shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code of 1986, the Uniform Commercial Code and other applicable law.

Exhibit A	1	Investment Advisory Agreement

Without limiting the generality of the foregoing, the Advisor shall: (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities and other investments for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Trust’s Board of Trustees; (iii) vote proxies for the Fund and file beneficial ownership reports required by Section 13(d) of the Securities Exchange Act of 1934 (the “1934 Act”) for the Fund; (iv) maintain records relating to the advisory services provided by the Advisor hereunder required to be prepared and maintained by the Advisor or the Fund pursuant to applicable law; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund’s assets which the officers of the Trust may reasonably request; and (vi) render to the Trust’s Board of Trustees such periodic and special reports with respect to the Fund’s investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees.  It is understood and agreed that the Advisor shall have no obligation to initiate litigation on behalf of the Fund.

(b) BROKERAGE. The Advisor shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Advisor shall not direct orders to an affiliated person of the Advisor without general prior authorization to use such affiliated broker or dealer from the Trust’s Board of Trustees.  In selecting a broker-dealer to execute each particular transaction, the Advisor may take the following factors, among others, into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Board of Trustees of the Trust may determine and consistent with Section 28(e) of the 1934 Act, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor’s overall responsibilities to clients for which it exercises investment discretion. Subject to the same policies and legal provisions, the Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Advisor, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Advisor shall determine, and the Advisor shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

When the Advisor deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients, the Advisor, to the extent permitted by applicable laws and regulations, may aggregate orders of the Fund and those other clients for the purchase or sale of the security. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

Exhibit A	2	Investment Advisory Agreement

3. REPRESENTATIONS OF THE ADVISOR.

(a) The Advisor shall use its best judgment and efforts in rendering the advice and services to the Fund as contemplated by this Agreement.

(b) The Advisor shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

(c) The Advisor shall conduct its operations at all times in conformance with the Advisers Act, the Investment Company Act, and any other applicable state and/or self-regulatory organization regulations.

(d) The Advisor shall maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board of Trustees in connection with their approval of this Agreement.

4. INDEPENDENT CONTRACTOR. The Advisor shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Fund in any way, or in any way be deemed an agent for the Trust or for the Fund. It is expressly understood and agreed that the services to be rendered by the Advisor to the Fund under the provisions of this Agreement are not to be deemed exclusive, and that the Advisor may give advice and take action with respect to other clients, including affiliates of the Adviser, that may be similar or different from that given to the Fund.

5. ADVISOR’S PERSONNEL. The Advisor shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Advisor shall be deemed to include any compliance staff and personnel required by the Advisor and reasonably requested by the Board of Trustees.

6. EXPENSES.

(a) With respect to the operation of the Fund, the Advisor shall be responsible for (i) the Fund’s organizational expenses; (ii) providing the personnel, office space and equipment reasonably necessary to perform its obligations hereunder; (iii) the expenses of printing and distributing extra copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders) to the extent such expenses are not covered by any applicable plan adopted pursuant to Rule 12b-1 under the Investment Company Act (each, a “12b-1 Plan”); (iv) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Advisor; and (v) any costs of liquidating or reorganizing the Fund (unless such cost is otherwise allocated by the Board of Trustees). If the Advisor has agreed to limit the operating expenses of the Fund, the Advisor also shall be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit, subject to the terms of such agreement.

(b) The Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund’s shareholders and the Board of Trustees that are properly payable by the Fund; salaries and expenses of officers of  the Trust, including without limitation the Trust’s Chief Compliance Officer, and fees and expenses of members of the Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor; insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders which are covered by any 12b-1 Plan; legal, auditing and accounting fees; all or any portion of trade association dues or educational program expenses determined appropriate by the Board of Trustees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under applicable securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

Exhibit A	3	Investment Advisory Agreement

(c) The Advisor may voluntarily or contractually absorb certain Fund expenses.

(d) To the extent the Advisor incurs any costs by assuming expenses which are an obligation of the Fund as set forth herein, the Fund shall promptly reimburse the Advisor for such costs and expenses, except to the extent the Advisor has otherwise agreed to bear such expenses. To the extent the services for which the Fund is obligated to pay are performed by the Advisor, the Advisor shall be entitled to recover from such Fund to the extent of the Advisor’s actual costs for providing such services. In determining the Advisor’s actual costs, the Advisor may take into account an allocated portion of the salaries and overhead of personnel performing such services.

(e) To the extent that the Advisor pays fees in addition to any Fund distribution or servicing fees to financial intermediaries, including without limitation banks, broker-dealers, financial advisors, or pension administrators, for sub-administration, sub-transfer agency or any other shareholder servicing or distribution services associated with shareholders whose shares are held in omnibus or other group accounts, the Advisor shall report such payments regularly to the Trust on the amounts paid and the relevant financial institutions.

7. INVESTMENT ADVISORY AND MANAGEMENT FEE.

(a) The Fund shall pay to the Advisor, and the Advisor agrees to accept, as full compensation for all services furnished or provided to such Fund pursuant to this Agreement, an annual management fee at the rate set forth in Schedule A to this Agreement.

(b) The management fee shall be accrued daily by the Fund and paid to the Advisor on the first business day of the succeeding month.

(c) The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Advisor shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

(d) The fee payable to the Advisor under this Agreement will be reduced to the extent of any receivable owed by the Advisor to the Fund and as required under any expense limitation applicable to the Fund.

(e) The Advisor voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Advisor hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

Exhibit A	4	Investment Advisory Agreement

(f) Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. Under the expense limitation agreement, the Advisor may recoup reimbursements made in any fiscal year of the Fund over the following three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.

(g) The Advisor may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Advisor hereunder.

8. NO SHORTING; NO BORROWING. The Advisor agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Advisor or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. The Advisor agrees that neither it nor any of its officers or employees shall borrow from the Fund or pledge or use the Fund’s assets in connection with any borrowing not directly for the Fund’s benefit. For this purpose, failure to pay any amount due and payable to the Fund for a period of more than thirty (30) days shall constitute a borrowing.

9. CONFLICTS WITH TRUST’S GOVERNING DOCUMENTS AND APPLICABLE LAWS.   Nothing herein contained shall be deemed to require the Trust or the Fund to take any action contrary to the Trust’s Agreement and Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust and Fund. In this connection, the Advisor acknowledges that the Trustees retain ultimate plenary authority over the Fund and may take any and all actions necessary and reasonable to protect the interests of shareholders.

10. REPORTS AND ACCESS; APPROVAL. (a)  The Advisor agrees to supply such information to the Fund’s administrator and to permit such compliance inspections by the Fund’s administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Board of Trustees.

(b)           The Trust agrees to provide the Advisor such information about the Trust and the Fund as is necessary and appropriate for the Advisor to perform its services hereunder.  Such information includes, but is not limited to, the Trust’s Trust Agreement and Declaration of Trust and By-Laws and all compliance policies and procedures of the Trust.  The Trust agrees to provide to the Advisor promptly any amendment to the foregoing and, if any such amendment would materially affect the services to be provided by the Advisor hereunder, the Trust agrees to provide the amendment to the Advisor prior to its adoption by the Board of Trustees.

Exhibit A	5	Investment Advisory Agreement

(c)           The Trust represents and warrants that this Agreement has been authorized by the Board of Trustees and by shareholders in accordance with applicable law.

11. ADVISOR’S LIABILITIES AND INDEMNIFICATION.

(a) The Advisor shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in the Fund’s offering materials (including the prospectus, the statement of additional information, advertising and sales materials) relating to (i) the Advisor and its affiliates, (ii) the Fund’s investment strategies and related risks, or (iii) other information, in each case only if supplied by the Advisor for inclusion therein..

(b) Except as otherwise provided herein, the Advisor shall be liable to the Fund for any loss (including brokerage charges) incurred by the Fund as a result of any improper investment made by the Advisor in contradiction of the Investment Policies, other than losses or damages relating to lost profits.

(c) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Advisor, the Advisor shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.  Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Fund or any shareholder of the Fund may have under any federal securities law or state law.

(d) Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, members, managers, agents, officers and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) (collectively, “Losses”) arising out of the Indemnifying Party’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties hereunder; provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any Loss to which such Indemnified Party would otherwise be subject by reason of such party’s willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

(e) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer of the Advisor, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

12. NON-EXCLUSIVITY; TRADING FOR ADVISOR’S OWN ACCOUNT. The Trust’s employment of the Advisor is not an exclusive arrangement. The Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Advisor may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting; provided, however, that the Advisor expressly represents that it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under this Agreement; and provided further that the Advisor will adopt a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Advisers Act and has been approved by the Board of Trustees.

13.  TRANSACTIONS WITH OTHER INVESTMENT ADVISERS. The Advisor is not an affiliated person of any investment adviser responsible for providing advice with respect to any other series of the Trust, or of any promoter, underwriter, officer, director, member of an advisory board or employee of any other series of the Trust.  The Advisor shall not consult with the investment adviser of any other series of the Trust concerning transactions for the Fund or any other series of the Trust.

Exhibit A	6	Investment Advisory Agreement

14. TERM.

(a) This Agreement shall become effective upon receiving approval from the majority of the outstanding securities of the Fund and shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one (l) year so long as such continuation is approved at least annually by (i) the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings set forth in the Investment Company Act.

(b)  For so long as this Agreement remains effective, the Trust and the Fund shall have a non-transferable, non-exclusive license to use the names “Becker Capital Management, Inc.”, “Becker Value Equity Fund”, and “www.beckervaluefunds.com” (collectively, the “Advisor Names”) solely in connection with the Trust and the Fund.  The Trust and the Fund acknowledge that the Advisor Names and any derivatives or combinations thereof are the sole and exclusive property of the Advisor (or the Advisor’s related entities), and the Trust and the Fund agree that they will not contest ownership or validity of the Advisor Names. The Trust and the Fund will use the Advisor Names according to the Advisor’s trademark standards. The Advisor makes no representations or warranties in respect of the relative superiority of its rights in the Advisor Names to the rights of any third party in the Advisor Names. Notwithstanding anything herein to the contrary, the Advisor shall have no liability to the Trust or the Fund for or in respect of any claim by any third party that the Trust or the Fund’s use of the Advisor names infringes upon or otherwise violates any proprietary or other rights of such third party. Within sixty (60) days from such time as this Agreement shall no longer be in effect, the Trust and Fund shall cease to use the Advisor Names and any other name connected with the Advisor.

15. TERMINATION; NO ASSIGNMENT.

(a) This Agreement may be terminated by the Trust on behalf of the Fund at any time without payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to the Advisor, and by the Advisor upon sixty (60) days’ written notice to the Fund. In the event of a termination, the Advisor shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Board of Trustees, transfer, at the Fund’s expense, any and all books and records of the Fund maintained by the Advisor on behalf of the Fund.

(b) This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Investment Company Act.

16. NONPUBLIC PERSONAL INFORMATION. Notwithstanding any provision herein to the contrary, the Advisor agrees on behalf of itself and its managers, members, officers, and employees (1) to treat confidentially and as proprietary information of the Trust (a) all records and other information relative to the Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”); and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Advisor.  Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Advisor may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

Exhibit A	7	Investment Advisory Agreement

17. ANTI-MONEY LAUNDERING COMPLIANCE. The Advisor acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy. The Advisor agrees to comply with the Trust’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Advisor, now and in the future; provided, however, that the Advisor shall not be liable in respect of any failure by it to comply with changes to the Trust’s Anti-Money Laundering Policy of which it has not been notified in writing by the Trust a reasonable time in advance of the effectiveness of such changes. The Advisor further agrees to provide to the Trust and/or the administrator such reports, certifications and contractual assurances as may be reasonably requested by the Trust. The Trust may disclose information regarding the Advisor to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

18. CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES. The Advisor acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and the Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Advisor agrees to use its best efforts to assist the Trust and the Fund in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures. The Advisor agrees to inform the Trust of any material development related to the Fund that the Advisor reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

19. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

20. CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

21. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles of Delaware or any other jurisdiction; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Advisers Act and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

PROFESSIONALLY MANAGED PORTFOLIOS on behalf of the series listed on Schedule A	BECKER CAPITAL MANAGEMENT, INC.

By:	By:
Name: Eric W. Falkeis	Name: Janeen S. McAninch
Title: President	Title: Chief Executive Officer

Exhibit A	8	Investment Advisory Agreement

SCHEDULE A
to the
PROFESSIONALLY MANAGED PORTFOLIOS
INVESTMENT ADVISORY AGREEMENT
With
Becker Capital Management, Inc.

Series of Professionally Managed Portfolios	Annual Fee Rate as a Percentage of Average Daily Net Assets

Becker Value Equity Fund	0.55%

Exhibit A	9	Investment Advisory Agreement

small barcode here

Becker Capital Management

PROXY CARD

Becker Value Equity Fund

The undersigned, revoking prior proxies, hereby appoints Patrick J. Rudnick and Eric W. Falkeis, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Becker Value Equity Fund. (the "Fund") to be held at the offices of the Fund's administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Avenue, Milwaukee, Wisconsin 53202, on Monday, April 24, 2013, at 11:00 a.m., Central time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund's Board of Trustees, and the Proposal (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees and recommended for approval by shareholders.

SHAREHOLDER REGISTRATION PRINTED HERE
(shows through lower window on outbound envelope)

NOTE: red dotted line boxes are placeholders and are not printed on the final ballots

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE DATE

SIGNATURE (if held jointly) DATE

Title – if a corporation, partnership or other entity

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line **toll-free at 1-800-591-8252**. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

When properly executed, this proxy will be voted as indicated on the reverse side or "FOR" the Proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Meeting.

THREE OPTIONS FOR VOTING YOUR PROXY

1. Internet — Log on to **www.proxyonline.com**. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

2. Telephone — Simply dial toll-free 1-800-591-8252 and have this proxy card available at the time of the call. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

3. Mail — Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

CONTROL NUMBER

The proxy statement for this meeting is available at: www.proxyonline.com/docs/beckervalueequity.pdf

TAG ID: BAR CODE CUSIP: 123456789

Becker Value Equity Fund

PROXY CARD

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: [X]

PROPOSAL:

THANK YOU FOR VOTING

TAG ID: BAR CODE CUSIP: 123456789